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
DIRECTORS                                    OFFICERS
Barton M. Biggs                              James W. Grisham
CHAIRMAN OF THE BOARD                        VICE PRESIDENT
  Chairman and Director, Morgan Stanley      Michael F. Klein
  Asset Management Inc. and Morgan Stanley   VICE PRESIDENT
  Asset Management Limited; Managing         Harold J. Schaaff,
  Director, Morgan Stanley & Co.             Jr.
  Incorporated; Director, Morgan Stanley     VICE PRESIDENT
  Group Inc.                                 Joseph P. Stadler
Warren J. Olsen                              VICE PRESIDENT
DIRECTOR AND PRESIDENT                       Valerie Y. Lewis
  Principal, Morgan Stanley Asset            SECRETARY
  Management Inc. and Morgan Stanley & Co.   Karl O. Hartmann
  Incorporated                               ASSISTANT SECRETARY
John D. Barrett II                           James R. Rooney
Chairman and Director,                       TREASURER
Barrett Associates, Inc.                     Joanna M. Haigney
Gerard E. Jones                              ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand
McNally
Samuel T. Reeves
Chairman of the Board and CEO, Pinacle
L.L.C.
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Corporation
Frederick O. Robertshaw
Of Counsel, Bryan, Cave LLP

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
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DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
       ------------------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
       ------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

       ------------------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                            GLOBAL EQUITY PORTFOLIO
                              FIRST QUARTER REPORT
                                 MARCH 31, 1997

LETTER TO SHAREHOLDERS
-------

The Global Equity Portfolio is managed with the objective of obtaining long-term capital appreciation by investing in equity securities of issuers throughout the world, including U.S. issuers. Investments may also be made with discretion in issuers located in emerging markets.

For the three months ended March 31, 1997, the Portfolio had a total return of 2.34% for the Class A shares and 2.28% for the Class B shares, as compared to a total return of 0.29% for the Morgan Stanley Capital International (MSCI) World Index. The average annual total return for the one year ended March 31, 1997 and for the period from inception on July 15, 1992 through March 31, 1997 was 16.58% and 18.71%, respectively, for the Class A shares, as compared to 9.36% and 12.56%, respectively, for the Index.

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)
----------------------------------------------------

                                               TOTAL RETURNS(2)
                                  -------------------------------------------
                                                   ONE       AVERAGE ANNUAL
                                      YTD         YEAR       SINCE INCEPTION
                                     -----     -----------  -----------------
PORTFOLIO-CLASS A...............        2.34%       16.58%          18.71%
PORTFOLIO-CLASS B(3)............        2.28        16.32           19.51
INDEX...........................        0.29         9.36           12.56

1. The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region (assumes dividends are reinvested).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3.  The Portfolio began offering Class B shares on January 2, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The Portfolio's outperformance over the quarter was due to a strong performance in Japan where our underweight position combined positively with our stock selection, particularly Sony and TDK, as well as contributions from stock selection in the Netherlands, Ireland and France. Throughout Europe the banking sector had a strong quarter with ABN Amro, ING, Anglo Irish Bank and Banque Nationale de Paris all putting in strong performances. Other noteworthy names in the region include Philips Electronics, Green Property and Volkswagen. Countering this was the performance of our stock selections in the United States where AT&T (after announcing a 50% increase in capital expenditure), Worldcorp (delayed sale of its airline subsidiary), Genrad and Egghead were all weak.

During the quarter the Dutch Guilder versus U.S. dollar hedge was rolled over for a further six months to August 1997. The French Franc versus U.S. dollar 12 month hedge remains in place to September 1997.

In the United States economic news remained on the strong side throughout the quarter, although core inflation, helped by a strong dollar and falling commodity prices, remained subdued. The Federal Reserve Board's decision to raise interest rates by 0.25% at the end of March was hardly surprising in light of Mr. Greenspan's speech in February to the Senate Banking Committee when he again drew attention to his concerns over inflated asset prices and reiterated that monetary policy would be viewed as pre-emptive. Until the economy indicates a clear slowdown, stocks are likely to remain under pressure. Of more immediate concern to corporate margins is the continued rise in wage inflation and, although we do not believe the recent rate hike heralds a long series of similar rises (real interest rates are currently 2.5% versus zero in 1994), the evidence suggests there might be a further 50 basis point tightening this year. Strong fourth quarter earnings growth and mutual fund inflows helped push the Dow through 7000 for the first time in February, however, the realization that the continued strength of the dollar would impact revenue growth for exporters, and the strengthening tone to the economy which led to the Fed's interest rate rise, helped to push share prices lower as the quarter drew to a close leaving the MSCI World Index up 2.7% over the quarter.

The Japanese equity market was the weakest performer in U.S. dollar terms during the quarter with the MSCI Japan Index falling 11.8% in dollar terms, 5.9% in local currency terms, where it was second only to Hong Kong which fell 8.6% in local currency. Investors remained concerned about the financial system and the likely efficacy of proposed reforms, earnings pressure from deregulation and a weak consumer spending environment post the April consumption tax hike. Wide discrepancies remain between the performance of different sectors, with the March Tankan survey highlighting the strength of the export manufacturers while business confidence in the non-manufacturing sector continues to decline.

In continental Europe, continued recovery among the exporters was a key feature of the quarter boosted by the relative strength of the dollar despite continuing soft domestic economics and record unemployment. The MSCI Europe Index ended the quarter up 12.4% in local currency terms (4.9% in U.S. dollars). Germany, the Netherlands and the Nordic countries were again the strongest against the still benign background of slow growth, low inflation, and little immediate need for interest rate rises. Despite the inevitable linkage with Wall Street, investors remain encouraged by the increasing transparency with which European managements are embracing shareholder value. This was most recently apparent in a previously unheard of hostile takeover attempt in the German steel sector.

In the United Kingdom the MSCI Index rose 5.4% in sterling terms, and 1.2% in dollar terms with the benefit of sterling strength keeping inflation relatively in check although, as in the United States, this will also impact export earnings. Confidence remains high in the run-up to the general election as households continue to benefit from low interest rates and solid wage and employment growth.

Our overall position in the United States remains slightly underweight versus the benchmark and we remain at about half-weighting in Japan despite recent visits from three of our analysts which reinforced our belief that it is currently hard to find value in this market. We are overweight in Europe and despite the recent outperformance in the region, we continue to find relative value there primarily in the Netherlands, Germany and Switzerland, and in peripheral markets such as Spain and Ireland.

Frances Campion
PORTFOLIO MANAGER

April 1997

INVESTMENTS (UNAUDITED)
----------
MARCH 31, 1997

                                                        VALUE
         SHARES                                         (000)
---------------                                        -------
COMMON STOCKS (96.3%)
  AUSTRALIA (1.4%)
        163,407    Coles Myer Ltd.                     $   769
        105,100    CSR Ltd.                                402
                                                       -------
                                                         1,171
                                                       -------
  CANADA (0.5%)
          5,350    Potash Corp. of Saskatchewan, Inc.      408
                                                       -------
  FRANCE (4.3%)
         19,303    Banque Nationale de Paris               860
          2,010    Bongrain S.A.                           800
          9,266    Elf Aquitaine S.A.                      952
         11,000    Scor S.A.                               450
         10,365    Valeo S.A.                              698
                                                       -------
                                                         3,760
                                                       -------
  GERMANY (7.4%)
         25,900    BASF AG                                 992
         32,920    Bayer AG                              1,385
          3,470    Karstadt AG                           1,201
          3,000    Mannesmann AG                         1,147
          2,364    Sinn AG                                 418
          2,225    Varta AG                                384
            800    Viag AG                                 379
          1,000    Volkswagen AG                           552
                                                       -------
                                                         6,458
                                                       -------
  HONG KONG (0.8%)
        189,600    Jardine Strategic Holdings, Inc.        656
                                                       -------

  IRELAND (5.9%)
        690,253    Anglo Irish Bank Corp. plc              875
         69,200    Clondalkin Group plc                    650
        264,836    Green Property plc                    1,217
        450,500    Irish Life plc                        2,364
                                                       -------
                                                         5,106
                                                       -------
  ITALY (3.5%)
        624,000    Olivetti S.p.A.                         224
         53,800    Seat S.p.A.                              12
        431,000    Stet Di Risp (NCS)                    1,530
        603,400    Telecom Italia S.p.A. Di Risp
                    (NCS)                                1,287
                                                       -------
                                                         3,053
                                                       -------
  JAPAN (9.8%)
            140    East Japan Railway Co.                  572
         66,000    Fuji Photo Film Ltd.                  2,173

                                                        VALUE
         SHARES                                         (000)
---------------                                        -------
         21,000    Hitachi Ltd.                        $   187
        122,000    Kao Corp.                             1,332
         47,000    Matsushita Electric Industries
                    Ltd.                                   734
        140,000    Nichido Fire & Marine Insurance
                    Co., Ltd.                              756
          9,000    Sony Corp.                              629
         86,000    Sumitomo Rubber Industries              542
         13,000    TDK Corp.                               894
         37,400    Toyo Seikan Kaisha Ltd.                 696
                                                       -------
                                                         8,515
                                                       -------
  NETHERLANDS (4.6%)
         20,753    ABN Amro Holdings N.V.                1,427
          1,888    Hollandsche Beton Groep N.V.            431
         34,797    ING Groep N.V.                        1,371
         17,200    Philips Electronics N.V.                803
                                                       -------
                                                         4,032
                                                       -------
  SPAIN (3.7%)
         51,300    Iberdrola S.A.                          567
         20,400    Repsol S.A.                             852
         74,800    Telefonica de Espana S.A.             1,808
                                                       -------
                                                         3,227
                                                       -------
  SWEDEN (0.5%)
         14,300    Skandia Forsakrings AB                  451
                                                       -------
  SWITZERLAND (6.1%)
            400    Ascom Holdings AG (Bearer)              428
            370    Bobst AG (Bearer)                       546
            917    Ciba Specialty Chemicals AG              76
          1,200    Forbo Holding AG (Registered)           494
            835    Holderbank Financiere Glarus AG,
                    Class B (Bearer)                       641
          1,200    Magazine Globus (Participating
                    Certificates)                          525
            917    Novartis AG (Registered)              1,138
            780    Schweizerische Industrie-
                    Gesellschaft Holdings AG
                    (Registered)                           965
            680    Sulzer AG (Registered)                  447
                                                       -------
                                                         5,260
                                                       -------
  UNITED KINGDOM (9.5%)
         26,500    Burmah Castrol plc                      443
        228,888    Christian Salvesen plc                1,079
          6,900    HSBC Holdings plc                       170
        103,413    John Mowlem & Co. plc                   196

                                                        VALUE
         SHARES                                         (000)
---------------                                        -------
  UNITED KINGDOM (CONTINUED)
         30,500    Kwik Save Group plc                 $   155
        241,400    Matthews (Bernard) plc                  508
         61,700    Railtrack Group plc PP                  459
        138,491    Reckitt & Colman plc                  1,858
         63,702    Rolls-Royce plc                         239
         15,500    Scottish Hydro-Electric plc              92
        126,553    Southern Electric plc                   809
        101,577    Tate & Lyle plc                         725
         40,000    Unilever plc                          1,063
        113,800    WPP Group plc                           474
                                                       -------
                                                         8,270
                                                       -------
  UNITED STATES (38.3%)
         17,750    Aluminum Company of America           1,207
         13,300    AMR Corp.                             1,097
         16,200    AT&T Corp.                              563
         23,800    Albertson's, Inc.                       809
         55,300    Bank of New York Co., Inc.            2,032
         26,300    Beazer Homes USA, Inc.                  388
         21,800    Borg-Warner Automotive, Inc.            929
         33,300    Browning-Ferris Industries, Inc.        962
        129,300    Cadiz Land Co., Inc.                    645
         75,500    Comsat Corp.                          1,840
         69,000    Data General Corp.                    1,173
        109,000    Egghead, Inc.                           491
         43,100    Enhance Financial Services Group,
                    Inc.                                 1,703
         23,500    Finova Group, Inc.                    1,589
         90,600    GenRad, Inc.                          1,404
         13,800    Georgia Pacific Corp.                 1,001
         37,900    Greenfield Industries, Inc.             829
         10,000    Greenpoint Financial Corp.              515
         30,300    Houghton Mifflin Co.                  1,636
          8,900    IBP, Inc.                               219
         83,000    InteliData Technologies Corp.           415
         20,900    Lukens, Inc.                            353
         11,200    MBIA, Inc.                            1,074
         61,400    MCI Communications Corp.              2,187
         12,300    Mellon Bank Corp.                       895
          1,012    NCR Corp.                                36
         34,700    Penncorp Financial Group, Inc.        1,110
          2,200    Pennzoil Co.                            114
         16,000    Philip Morris Cos., Inc.              1,826
         12,000    Prime Retail, Inc.                      156
         14,050    Tandy Corp.                             704
         11,300    Tecumseh Products Co., Class A          644
                                                        VALUE
         SHARES                                         (000)
---------------                                        -------
         16,800    Toys R Us, Inc.                     $   470
         28,800    UST Corp.                               580
         47,400    Waban, Inc.                           1,321
        135,400    WorldCorp, Inc.                         389
                                                       -------
                                                        33,306
                                                       -------
TOTAL COMMON STOCKS (Cost $67,294)                      83,673
                                                       -------
PREFERRED STOCKS (1.5%)
  GERMANY (1.5%)
          3,000    Volkswagen AG (Cost $647)             1,302
                                                       -------
CONVERTIBLE PREFERRED STOCKS (0.0%)
  HONG KONG (0.0%)
         21,000    Jardine Strategic Holdings, Inc.,
                    IDR, 7.50%, 5/07/97 (Cost $22)          24
                                                       -------
TOTAL FOREIGN & U.S. SECURITIES (97.8%) (Cost
$67,963)                                                84,999
                                                       -------

     FACE
    AMOUNT
     (000)
---------------
SHORT-TERM INVESTMENT (0.5%)
  REPURCHASE AGREEMENT (0.5%)
$           477    Chase Securities, Inc. 6.00%,
                    dated 3/31/97, due 4/01/97, to be
                    repurchased at $477,
                    collateralized by U.S. Treasury
                    Bonds, 11.25%, due 2/15/15,
                    valued at $490
                    (Cost $477)                            477
                                                       -------
FOREIGN CURRENCY (1.0%)
   GBP      288    British Pound                           475
    CAD     260    Canadian Dollar                         188
  IEP        60    Irish Punt                               95
  ITL   109,471    Italian Lira                             66
  JPY     2,168    Japanese Yen                             17
   ESP      727    Spanish Peseta                            5
   CHF       13    Swiss Franc                               9
                                                       -------
TOTAL FOREIGN CURRENCY (Cost $851)                         855
                                                       -------
TOTAL INVESTMENTS (99.3%) (Cost $69,291)                86,331
                                                       -------
OTHER ASSETS AND LIABILITIES (0.7%)
  Other Assets                                           7,990
  Liabilities                                           (7,371)
                                                       -------
                                                           619
                                                       -------
NET ASSETS (100%)                                      $86,950
                                                       -------
                                                       -------

                                                        VALUE
                                                        (000)
                                                       -------
CLASS A:
NET ASSETS                                             $83,296
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 5,011,012 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)          $16.62
                                                       -------
                                                       -------
CLASS B:
NET ASSETS                                              $3,654
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 220,417 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                $16.58
                                                       -------
                                                       -------

----------------------------------
IDR -- International Depositary Receipt
NCS -- Non Convertible Shares
PP -- Partially Paid